Exhibit 10.3

EXECUTION COPY

COMMITMENT AND ACCEPTANCE AGREEMENT

Dated August 26, 2009

Reference is made to the Credit Agreement dated as of August 17, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Lexmark International, Inc. (the “Borrower”), the financial institutions party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A. in its capacity as contractual representative for the Lenders (the “Agent”).  Terms defined in the Credit Agreement are used herein with the same meaning.

Pursuant to Section 2.20 of the Credit Agreement, the Borrower has requested an increase in the Aggregate Commitment from $275,000,000 to $300,000,000.  Such increase in the Aggregate Commitment is to become effective on the date (the “Effective Date”) which is the later of (i) August 26, 2009 and (ii) the date on which the conditions precedent set forth in Section 2.20 in respect of such increase have been satisfied.  In connection with such requested increase in the Aggregate Commitment, the Borrower, the Administrative Agent and Banco Bradesco S.A. – New York Branch (the “Accepting Bank”) hereby agree as follows:

1.           Effective as of the Effective Date, the Accepting Bank shall become a party to the Credit Agreement as a Lender and shall have all of the rights and obligations of a Lender thereunder and shall thereupon have a Commitment under and for purposes of the Credit Agreement in an amount equal to the amount set forth opposite the Accepting Bank’s name on the signature page hereof.

2.           The Accepting Bank hereby (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment and Acceptance Agreement; (ii) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as contractual representative on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

3.           The Borrower hereby represents and warrants that as of the date hereof and as of the Effective Date, (a) all representations and warranties under Article III of the Credit Agreement shall be true and correct in all material respects as though made on such date (except for representations and warranties for which exceptions thereto have been disclosed in writing to the Administrative Agent and which have been approved in writing by the Required Lenders or expressly relate to an earlier specified date) and (b) no event shall have occurred and then be continuing which constitutes a Default or an Event of Default.

4.  THIS COMMITMENT AND ACCEPTANCE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.  This Commitment and Acceptance Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Commitment and Acceptance Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LEXMARK INTERNATIONAL, INC.,
as the Borrower

/s/ Bruce J. Frost
	By:	Bruce J. Frost
	Title:	Treasurer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

/s/ William Oleferchik
	By:	William Oleferchik
	Title:	Managing Director

COMMITMENT	ACCEPTING BANK

$20,000,000	BANCO BRADESCO S.A. – NEW YORK BRANCH

/s/ Andre Felipe S. Fernandes
	By:	Andre Felipe S. Fernandes
	Title:	Manager

/s/ Robin Lynn Oringer
	By:	Robin Lynn Oringer
	Title:	Senior Officer

Commitment and Acceptance
(Banco Bradesco S.A. – New York Branch)